AMERICAN SKANDIA ADVISOR FUNDS, INC.
   SUPPLEMENT DATED JANUARY 18, 2000 TO THE PROSPECTUS DATED NOVEMBER 1, 1999

                        ASAF JANUS SMALL-CAP GROWTH FUND

         Except as indicated below, the ASAF Janus Small-Cap Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. (the "Company") will be closed to further investment, whether from new investors or the Fund's existing shareholders, effective January 19, 2000.

         Additional purchases of shares of the Fund will be permitted only (1) through reinvestment of dividends FROM THE FUND, (2) THROUGH ALLOCATIONS TO THE FUND UNDER PERIODIC INVESTMENT PROGRAMS (I.E., automatic investment plans, dollar cost averaging and automatic dividend diversification) in place as of January 18, 2000, although any allocation to the Fund may not be increased after that date, (3) by participants in retirement plans under sections 401(a) of the Internal Revenue Code that use the services of a third party administrator that has established an electronic link with the Company, if the Fund was an investment option for the retirement plan as of January 18, 2000, and (4) by participants in SIMPLE IRA plans, if the Fund was an investment selection of the participant as of January 18, 2000.

         Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Company may resume sales of shares of the Fund at some future date, but it has no present intention to do so.